SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) JANUARY 5, 2005
                                                         ----------------------


                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  0-23359                            59-3417812
     --------------------------------    --------------------------------------
        (Commission File Number)          (I.R.S. Employer Identification No.)


     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (813) 884-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On January 5, 2005, Anchor Glass Container Corporation (the "Registrant") received notice from the NASDAQ Stock Market ("Nasdaq") that, due to the resignation of a director on December 2, 2004, the Registrant no longer complies with Nasdaq's Marketplace Rule 4350. The Nasdaq letter stated that, consistent with Marketplace Rule 4350(d)(4), the Registrant will be provided a cure period until the earlier of the Registrant's next annual shareholders' meeting or December 2, 2005, in order to regain compliance. The Registrant intends to regain compliance with Nasdaq Marketplace Rule 4350 as promptly as possible but no later than the Company's next annual shareholders' meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANCHOR GLASS CONTAINER CORPORATION

                                                /S/ PETER T. RENO
                                      --------------------------------
                                      Name:  Peter T. Reno
                                      Title: Vice President and
                                             Interim Chief Financial Officer
                                             (Principal Financial Officer and
                                             Duly Authorized Officer)


Date: January 10, 2004